UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 14, 2015
(Date of earliest event reported)

KIMBERLY-CLARK CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-225	39-0394230
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

P. O. Box 619100, Dallas, Texas		75261-9100
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (972) 281-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)
On December 14, 2015, the Board of Directors (the “Board”) of Kimberly-Clark Corporation (the “Corporation”) amended the Corporation’s By-Laws to implement a proxy access by-law. By-Law 11A of the amended By-Laws permits a stockholder, or a group of up to 20 stockholders, owning 3% or more of the Corporation’s outstanding common stock continuously for at least three years to nominate and include in the Corporation’s proxy materials directors constituting up to two individuals or 20% of the Board (whichever is greater), provided that the stockholder(s) and the nominee(s) satisfy the requirements specified in By-Law 11A.

The amended By-Laws also contain clarifications to the advance notice provisions in By-Law 11.

The description of the amendments to the By-Laws is qualified in its entirety by reference to the text of the amended By-Laws, a copy of which is attached to this Report as Exhibit (3)b and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

(3)b.	Amended By-Laws of Kimberly-Clark Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBERLY-CLARK CORPORATION

Date:	December 14, 2015	By:	/s/ Jeffrey P. Melucci
Jeffrey P. Melucci Vice President, Deputy General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No. (3)b.    Amended By-Laws of Kimberly-Clark Corporation